Exhibit 99.10

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of EXCO Resources, Inc., a Texas corporation, and further agree that this Joint Filing Agreement be included as an exhibit to the Schedule 13D provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated:  January 17, 2014

WL ROSS & CO. LLC

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR RECOVERY FUND IV XCO AIV I, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR RECOVERY FUND IV XCO AIV II, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR RECOVERY FUND IV XCO AIV III, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,

its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV XCO AIV ONE, L.P.
By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV XCO AIV TWO, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV XCO AIV THREE, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV XCO AIV FOUR, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV XCO AIV FIVE, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV XCO AIV SIX, L.P.

By:	WLR Recovery Associates IV LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR SELECT CO-INVESTMENT XCO AIV, L.P.

By:	WLR Select Associates LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR/GS MASTER CO-INVESTMENT XCO AIV, L.P.

By:	WLR Master Co-Investment GP, LLC,

its General Partner

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR IV PARALLEL ESC, L.P.

By:	INVESCO WLR IV ASSOCIATES LLC,

its General Partner

By:	INVESCO Private Capital, Inc.,
its Managing Member

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR RECOVERY ASSOCIATES IV LLC

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,

its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR SELECT ASSOCIATES LLC

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WLR MASTER CO-INVESTMENT GP, LLC

By:	WL Ross Group, L.P.,

its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

INVESCO PRIVATE CAPITAL, INC.
By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

INVESCO WLR IV ASSOCIATES LLC

By:	INVESCO Private Capital, Inc.,
its Managing Member

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WL ROSS GROUP, L.P.

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

EL VEDADO, LLC

By:	/s/ Michael J. Gibbons
Michael J. Gibbons, authorized person

WILBUR L. ROSS, JR.

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.